                                                                    EXHIBIT 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of PerkinElmer, Inc. of our report dated September 19, 1997 relating to the combined financial statements of NEN (R) Life Science Products, a division of E. I. du Pont de Nemours and Company, which appears in PerkinElmer, Inc.'s Current Report on Form 8-K filed on August 1, 2000.



/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
May 29, 2001